Asset purchase agreement

                            ASSET PURCHASE AGREEMENT

                                    BETWEEN



                               INVICTA GROUP INC.
                                  AS THE BUYER



                                       AND



                                  S THE SELLER













                                  JULY 28 2002

13












                            ASSET PURCHASE AGREEMENT

     AGREEMENT entered into as of , by and between INVICTA GROUP, INC., a Nevada corporation (the "Buyer"), Innovapp Inc. a California corporation (the
                   -------
"Seller"),. The Buyer, the Seller are referred to collectively herein as the "Parties."

     WHEREAS, the Seller, among other things, owns and distributes software; and

     WHEREAS, the Seller desires to sell and the Buyer desires to purchase, certain of the Assets of the Seller, as more particularly identified on Exhibit A hereto (the "Assets"), upon the terms and conditions hereinafter set forth; and


     NOW, THEREFORE, in consideration of the mutual promises and covenants herein set forth, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:


     1.  DEFINITIONS.
         ------------

     "Acquired  Assets"  means  all  of  the right, title, and interest that the
     ------------------
Seller possesses and has the right to transfer in and to those assets identified on Schedule A hereto.

     "Buyer"  Invicta  has  the  meaning  set  forth  in  the  preface  above.
     -------

     "Intellectual  Property"  means  (a)  all inventions (whether patentable or
     ------------------------
unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (b) all trademarks, service marks, trade dress, logos, trade names, and corporate names, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (c) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (d) all mask works and all applications, registrations, and renewals in connection therewith,

     (e) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (f) all computer software (including data and related documentation), (g) all other proprietary rights, and (h) all copies and tangible embodiments thereof (in whatever form or medium).

"Royalty"  has  the  meaning set forth in Section 5(a), and shall be governed by
---------
the  provisions  of  Section  5.

"Seller" has the meaning set forth in the preface above.
--------



2.  BASIC  TRANSACTION.
-----------------------

     (a)     Purchase  and  Sale  of  Assets.  On  and  subject to the terms and
             --------------------------------
conditions of this Agreement, the Buyer agrees to purchase from the Seller, and the Seller agrees to sell, transfer, convey, and deliver to the Buyer, all of the Acquired Assets, for the consideration specified below.

     (b)     Purchase  Price.  The  purchase  price for the Acquired Assets (the
             ----------------
"Purchase  Price")  shall  be  the  sum  of  2,000,000 shares of common stock in
  ---------------
Invicta  Group  Inc.  Under  subsection  A  below.

     (c)     Deliveries  at  the  Closing.  At  the Closing, (i) the Seller will
             -----------------------------
deliver to the Buyer the various codes and other software; (ii) the Buyer will deliver to the Seller the stock certificates.

     (d)     Allocation.  The  Parties agree to allocate the Purchase Price (and
             -----------
all  other  capitalizable  costs)  among  the  Acquired  Assets for all purposes
(including financial accounting and tax purposes) in accordance with (GAAP), General Acceptable accounting principals.

3.  REPRESENTATIONS  AND  WARRANTIES  OF  THE  SELLER.
    --------------------------------------------------

The Seller represents and warrants to the Buyer that the statements contained in this Section 3 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 3), except to the extent set forth in the disclosure schedule accompanying this Agreement and initialed by the Parties (the "Disclosure Schedule"). The Disclosure Schedule will be arranged in paragraphs
         -------------
corresponding  to the lettered and numbered paragraphs contained in this Section
3.

     (a)     Organization  of  the  Seller.  The  Seller  is  a corporation duly
             ------------------------------
organized, validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

     (b)     Authorization  of  Transaction.  The  Seller  has  full  power  and
             -------------------------------
authority (including full corporate power and authority) to execute and deliver this Agreement and the other agreements, documents and instruments contemplated hereby, and to perform its obligations hereunder and thereunder. Without limiting the generality of the foregoing, the board of directors of the Seller and, to the extent required under applicable law, the Stockholders of Seller, has duly authorized the execution, delivery, and performance of this Agreement by the Seller. This Agreement constitutes the valid and legally binding obligation of the Seller, enforceable in accordance with its terms and conditions.

     (c)     No  contravention.  Neither  the execution and the delivery of this
             ------------------
Agreement, nor the consummation of the transactions contemplated hereby will (i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Seller is subject or any provision of the charter or bylaws of the Seller or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Seller is a party or by which it is bound or to which any of its assets is subject (or result in the imposition of any Security Interest upon any of its assets), except where the violation, conflict, breach, default, acceleration, termination, modification, cancellation, failure to give notice, or Security Interest would not have a material adverse effect on the financial condition of the Seller taken as a whole or on the ability of the Parties to consummate the transactions contemplated by this Agreement.

      (d)     Intellectual  Property.
              -----------------------

     (i) To the extent that the Acquired Assets include Intellectual Property of the Seller, such Intellectual Property is owned by the Seller free and clear of all Security Interests.

     (ii) No Intellectual Property of the Seller included in the Acquired Assets has been licensed to any third party.

     (iii) No Intellectual Property of the Seller included in the Acquired Assets is the subject of an application to register, or of a registration, with any Federal or State authority.

     (iv) To the Knowledge of the Seller, no third party has interfered with, infringed upon, misappropriated, or violated any material Intellectual Property rights of the Seller included in the Acquired Assets.

     (v) The Intellectual Property does not interfere with, infringe upon, misappropriate, or violate any material intellectual property right or rights (including, without limitation, patent, trademark, trade dress, trade secrets or copyright) of any third party.

     4.  REPRESENTATIONS  AND WARRANTIES OF THE BUYER.  The Buyer represents and
         ---------------------------------------------
warrants to the Seller that the statements contained in this Section 4 are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Section 4), except to the extent set forth in the Disclosure Schedule. The Disclosure Schedule will be arranged in paragraphs corresponding to the lettered and numbered paragraphs contained in this Section 4.



(a)     Organization  of  the Buyer.  The Buyer is a corporation duly organized,
        ----------------------------
validly existing, and in good standing under the laws of the jurisdiction of its incorporation.

     (b)     Authorization  of  Transaction.  The  Buyer  has  full  power  and
             -------------------------------
authority (including full corporate power and authority) to execute and deliver this Agreement, and the other agreements, documents and instruments contemplated hereby, and to perform their respective obligations hereunder and thereunder. This agreement constitutes the valid and legally binding obligations of the Buyer, as the case may be, enforceable in accordance with their terms and conditions.

     (c)     No  contravention.  Neither  the execution and the delivery of this
             ------------------
Agreement, nor the consummation of the transactions contemplated hereby (including the assignments and assumptions referred to in Section 2 above), will
(i) violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the Buyer is subject or any provision of its charter or bylaws or (ii) conflict with, result in a breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify, or cancel, or require any notice under any agreement, contract, lease, license, instrument, or other arrangement to which the Buyer is a party or by which it is bound or to which any of its assets is subject.

     5.THE  ROYALTY.
       -------------

(a)     Payment  of  Royalty.  Payment  of the Royalty described in Section 2(c)
        ---------------------
shall be accounted for and paid monthly, within twenty (20) days after the close of each month commencing August 2002.To the extent that an adjustment is required to be made to a previous payment by the Buyer due to a return of Travel related software products, such adjustment shall be made and accounted for on the next subsequent sales statement. The Royalty shall be paid to the Seller at its address set forth in Section 10(g) hereof, or to such other address as may be specified by the Seller in accordance with said Section 10(g).

     (b)     Sales  Statements.  The  Buyer  shall deliver to the Seller, at the
             ------------------
time each Royalty payment is due, a statement signed by a duly authorized officer of the Buyer certifying (a) the amount of Gross Revenues made during the monthly period covered by such Royalty payment; and, (b) the basis for computation of the amount of the Royalty included in such statement. Such statement shall be furnished to the Seller whether or not any Travel related software products have been sold during the month for which such statement is due.

     (c)     Books  and  Records;  Right  to Audit.  The Buyer shall prepare and
             --------------------------------------
maintain complete and accurate books of account and records (specifically including without limitation the originals or copies of documents supporting entries in the books of account) covering all transactions required to be reported to the Seller under this Agreement. Subject to the provisions of
Section 5(d) below, at the Seller's sole cost, the Seller and its duly authorized representatives have the right, upon reasonable notice (but no more than once per calendar year), during regular business hours at the Buyer's principal offices in Miami Beach FL, for the duration of the period during which the Royalty is payable and for five (5) years thereafter, to audit said books of account and records of the Buyer and examine all other documents and materials in the possession or under the control of the Buyer with respect to matters which are required to be reported to the Seller under this Agreement within three (3) years after the end of each year during the term of this Agreement, and to make extracts and copies thereof. The Buyer's accounting records of sales and shall be maintained separately from the Buyer's accounting records relating to other items manufactured or sold by the Buyer. All such books of account, records and documents shall be kept available by the Buyer for at least five (5) years after the end of each year to which they relate. In connection with any audit or examination pursuant to this paragraph, the Seller and its duly authorized representatives shall have the right to examine and inspect the Buyer's physical inventory of Travel related software products, wherever same is kept. The Seller shall have a period of time of six (6) months following the close of any audit to assert any claims for discrepancies. Any claims not asserted within the six-month period following the close of any audit will be barred.

     (d)     Reimbursement  of  Audit Expenses:  If, as a result of any audit of
             ---------------------------------
the Buyer's books and records, it is shown that the Buyer's Royalty payments were less than the amount which should have been paid by an amount equal to three percent (3%) or more of the payments actually made with respect to Gross Revenues occurring during the period in question, the Buyer shall reimburse the Seller for the cost of such audit and shall make all payments required to be made to eliminate any discrepancy revealed by said audit within thirty (30) days after the Seller's demand therefore. Any request for payment shall be accompanied by a detailed report setting forth the deficiency. The Buyer shall promptly repay to the Seller any overpayment such audit reveals.

     (e)     Travel  related software products.     The parties acknowledge that
             ----------------------------------
certain of the Travel related software products are products created and copyrighted by the Seller and/or its affiliates. While the Seller is the legal owner of the Travel related software products and is transferring all of its right, title and interest in the Travel related software products to the Buyer, it is the intention of the parties that the Buyer will use its good faith efforts to diligently sell, market and distribute the Travel related software products, itself and/or through third parties. Towards this end, it is anticipated that the Buyer will, itself or through others, manufacture additional Travel related software products.

6.  PRE- CLOSING  COVENANTS.
    ------------------------

     (a)     General.  Each  of the Parties will use its reasonable best efforts
             --------
to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement.

     (b)     Notices  and  Consents.  Each  of the Parties will give any notices
             -----------------------
to, make any filings with, and use its reasonable best efforts to obtain any authorizations, consents, and approvals of governments and governmental agencies in connection with the matters referred to in Section 3(c) and Section 4(c) above.

     (c)     Operation of Business.  The Seller will not engage in any practice,
             ----------------------
take any action, or enter into any transaction outside the Ordinary Course of Business the primary purpose or effect of which will have a material adverse effect on the Acquired Assets or the transactions contemplated hereby.

     (d)     Exclusivity.  The  Seller  will not solicit, initiate, or encourage
             ------------
the submission of any proposal or offer from any Person relating to the acquisition of all or a portion of the Acquired Assets (including any acquisition structured as a merger, consolidation, or share exchange).

     7.     Conditions  to  Obligation  to  Close.
            --------------------------------------

     (a)    Conditions to Obligation of the Buyer.  The obligation of the Buyer
            --------------------------------------
to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

     (i) The representations and warranties set forth in Section 3 above shall be true and correct in all material respects at and as of the Closing Date;

     (ii) The Seller shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

     (iii) There shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

     (iv) The Seller shall have delivered to the Buyer a certificate to the effect that each of the conditions specified above in Section 7(a) (i) - (iii) is satisfied in all respects;

     (v) All actions to be taken by the Seller in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Buyer.

The Buyer may waive any condition specified in this Section 7(a) if it executes a writing so stating at or prior to the Closing.

     (b)     Conditions  to  Obligation  of  the  Seller.  The obligation of the
             --------------------------------------------
Seller to consummate the transactions to be performed by it in connection with the Closing is subject to satisfaction of the following conditions:

     (i) the representations and warranties set forth in Section 4 above shall be true and correct in all material respects at and as of the Closing Date;

     (ii) the Buyer shall have performed and complied with all of its covenants hereunder in all material respects through the Closing;

          (iii) there shall not be any injunction, judgment, order, decree, ruling, or charge in effect preventing consummation of any of the transactions contemplated by this Agreement;

(vi) all actions to be taken by the Buyer in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby will be reasonably satisfactory in form and substance to the Seller.

The Seller may waive any condition specified in this Section 7(b) if it executes a writing so stating at or prior to the Closing.

     8.  POST-CLOSING  COVENANTS.
         ------------------------

     (a)     Affirmative  Covenants  of Buyer.  For so long as the Buyer has any
             ---------------------------------
outstanding  obligations  under  this  Agreement,  the  Buyer  will:

     (i) Punctually, in accordance with the terms hereof, pay or cause to be paid all sums required to be paid by the Buyer pursuant hereto.

     (ii) provide prompt written notice to the Seller of the occurrence of one or more events which constitute or which, with the giving of notice or the lapse of time or both, would constitute a (A) breach of any representation, warranty or covenant of the Buyer set forth in this Agreement, or (B) an Event of Default or an Event of Mandatory Acceleration under the Buyer Note;

     (iii) pay and discharge at or before maturity, all of its material obligations and liabilities, including without limitation, tax liabilities, except where the same is contested in good faith by appropriate proceedings, and will maintain in accordance with generally accepted accounting principles, appropriate reserves for the accrual of any of the same;

     (iv) comply in all material respects with all applicable laws, ordinances, rules, regulations and requirements of governmental authorities, except where the necessity of complying therewith is being contested in good faith by appropriate proceedings;

     (v) maintain proper books and records of accounts, in which full, true and correct entries shall be made of all dealings and transactions in relation to its business and activities and permit representatives of the Seller, at the Seller's expense, to visit and inspect any of its properties, to examine and make abstracts from any of its books and records and to discuss its affairs, finances and accounts with its officers, employees and representatives, all at such reasonable times as may be determined by the Seller;

     (vi) diligently protect the Buyer's rights in and to all intellectual property in which the Buyer has an interest, including without limitation, all intellectual property rights being acquired by the Buyer pursuant to this Agreement; and

     (vii) use its good faith efforts to promote, sell, market and distribute the Travel related software products so as to maximize amounts payable to the Seller pursuant to Section 2(c) hereof.

(b)     Negative  Covenants  of  Buyer.  For  so  long  as  the  Buyer  has  any
        -------------------------------
outstanding obligations under this Agreement, the Buyer will not, without the prior written consent of the Seller:

     (i) sell, lease or otherwise dispose of any of its assets other than in the ordinary course of business;

     (ii) sell, assign or otherwise dispose of any of the Acquired Assets which is comprised of Intellectual Property as defined in Section 1;

(c)        Affirmative  Covenants of Sellers.  Provided that an Event of Default
---     -------------------------------------
has not occurred , the Seller hereby grant to Buyer the right of first refusal to obtain an irrevocable, nonexclusive, nontransferable right and license to make, use and sell any new product or products hereafter developed by Henry Marentes, Seller or its affiliates under terms and conditions which the parties may agree, to be negotiated in good faith.
(c)

     9.  INDEMNIFICATION.
         ----------------

     (a)     Indemnification by the Buyer.  Subject to the provisions of Section
             -----------------------------
9(c) hereof, the Buyer, jointly and severally, hereby indemnify and hold harmless the Seller and its officers, directors, employees, representatives, stockholders, controlling persons, and affiliates (collectively, the "Indemnified Persons") for, and will pay to the Indemnified Persons the amount of, any loss, liability, claim, damage, expense (including costs of investigation and defense and reasonable attorneys' fees) or diminution of value, whether or not involving a third-party claim (collectively, "Damages"), arising, directly or indirectly, from or in connection with: (i) any breach of any representation or warranty made by the Buyer in this Agreement or any other agreement, certificate or document delivered by the Buyer pursuant to this Agreement; (ii) any breach by the Buyer of any of their respective covenants or obligations in this Agreement, the Buyer Note, the Guaranty or in any other agreement, document or certificate delivered by the Buyer pursuant to this Agreement; and/or (iii) any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by any such person with the Buyer (or any person acting on its behalf) in connection with any of the transactions contemplated hereby.

     (b)     Indemnification  by  the Seller.  The Seller hereby indemnifies and
             --------------------------------
holds harmless the Buyer and its officers, directors, employees, representatives, stockholders, controlling persons, and affiliates (collectively, the "Indemnified Persons") for, and will pay to the Indemnified Persons the amount of, any Damages (defined in Section 9(a) above) arising, directly or indirectly, from or in connection with (i) any breach of any representation or warranty made by the Seller in this Agreement or in any agreement, certificate or document delivered by the Seller pursuant to this Agreement, (ii) any breach by the Seller of any covenant or obligation of the Seller in this Agreement or in any other agreement, document or certificate contemplated by this Agreement, or (iii) any claim by any person for brokerage or finder's fees or commissions or similar payments based upon any agreement or understanding alleged to have been made by such person with the Seller (or any person acting on its behalf) in connection with any of the transactions contemplated hereby.

     (c)     Time  Limitations.  No  party  to  this  Agreement  shall  have any
             ------------------
liability (for indemnification or otherwise) with respect to any representation or warranty, or covenant or obligation to be performed and complied with prior to the date hereof, unless notice of any such liability is provided on or before twelve (12) months from the date hereof.
10.  MISCELLANEOUS.
     --------------

(a)     Survival  of Representations and Warranties.  All of the representations
        --------------------------------------------
and warranties of the Parties contained in this Agreement shall survive the Closing for a period of one year.

(b)     No  Third-Party  Beneficiaries.  This  Agreement  shall  not  confer any
        -------------------------------
rights or remedies upon any Person other than the Parties and their respective successors and permitted assigns.

     (c)     Entire Agreement.  This Agreement (including the documents referred
             -----------------
to herein) constitutes the entire agreement between the Parties and supersedes any prior understandings, agreements, or representations by or between the Parties, written or oral, to the extent they related in any way to the subject matter hereof.

     (d)     Succession  and  Assignment.  This  Agreement shall be binding upon
             ----------------------------
and inure to the benefit of the Parties named herein and their respective successors and permitted assigns. No Party may assign either this Agreement or any of its rights, interests, or obligations hereunder without the prior written approval of the other Party.

     (e)     Counterparts.  This  Agreement  may  be  executed  in  one  or more
             -------------
counterparts, each of which shall be deemed an original but all of which together will constitute one and the same instrument.

     (f)     Headings.  The  section  headings  contained  in this Agreement are
             ---------
inserted for convenience only and shall not affect in any way the meaning or interpretation of this Agreement.

     (g)     Notices.  All  notices,  requests,  demands,  claims,  and  other
             --------
communications hereunder will be in writing. Any notice, request, demand, claim, or other communication hereunder shall be deemed duly given if (and then two business days after) it is sent by registered or certified mail, return receipt requested, postage prepaid, and addressed to the intended recipient as set forth below:

     If  to  the  Seller:     Innovapp  Inc.
     --------------------
     9855  Erma  Road  #  135
     San  Diego,  CA  92131
     Facsimile  No.:  (858)  586-9965
     Att:     Henry  Marentes,  President

     If  to  the  Buyer:     Invicta  Group,  Inc.
     -------------------
     9553  Harding  Avenue
     Miami  Beach,  FL  33154
     Facsimile  No.:  (305)  866-3858
     Att: David  Scott,  President


Any Party may send any notice, request, demand, claim, or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, expedited courier, messenger service, telecopy, telex, ordinary mail, or electronic mail), and such notice, request, demand, claim, or other communication shall be deemed to have been duly given
(i) three days following delivery to an authorized United States Postal Office receptacle, (ii) upon facsimile transmission, provided that electronic confirmation of receipt is retained by the transmitting party, or (iii) upon receipt, if by personal delivery. Any Party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other Party notice in the manner herein set forth.

     (h)     Governing Law; Arbitration. This Agreement shall be governed by and
             ---------------------------
construed in accordance with the domestic laws of the State of Florida without giving effect to any choice or conflict of law provision or rule (whether of the State of Florida or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Florida. In the event of any dispute between the parties arising out of this Agreement or the transactions contemplated hereby, such dispute shall be resolved by binding arbitration conducted in accordance with the commercial arbitration rules of the American Arbitration Association (the "Arbitration"). The Arbitration shall be conducted (i) in Miami-Dade County, Florida if instituted by the Buyer, or (ii) in San Diego, California if instituted by the Seller, and heard by three arbitrators, one of whom shall be selected by each party, with the third arbitrator being selected by agreement of the two arbitrators selected by the parties. The determination of the arbitrators shall be final and binding upon the parties and judgment on the award may be entered in any court of competent jurisdiction.

     (i)     Amendments  and  Waivers.  No  amendment  of  any provision of this
             -------------------------
Agreement shall be valid unless the same shall be in writing and signed by the Buyer and the Seller. No waiver by any Party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

     (j)     Severability.  Any  term  or  provision  of  this Agreement that is
             -------------
invalid or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.

     (k)     Expenses.  Each of the Buyer and the Seller will bear its own costs
             ---------
and expenses (including legal fees and expenses) incurred in connection with this Agreement and the transactions contemplated hereby.

     (l)     Construction.  The  Parties  have  participated  jointly  in  the
             -------------
negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring any Party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local, or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. The word "including" shall mean including without limitation.

     (m)     Incorporation  of  Exhibits  and  Schedules.  The  Exhibits  and
             --------------------------------------------
Schedules identified in this Agreement are incorporated herein by reference and made a part hereof.

     *****

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

     INVICTA  GROUP,  INC.

             /s/ David Scott
     By:     ______________________
             David  Scott,  President


     INOVAPP  INC.

             /s/ Henry Menetes
             __________________
     By:     Henry Menetes
     Title:  President

                                   SCHEDULE A
                                 ACQUIRED ASSETS
                                 ---------------









                                 INTRODUCTION TO
                          INNOVAPP TRAVEL PRODUCT SUITE

TRAVEL RELATED SOFTWARE PRODUCTS ENTRY 2002

The fare database management system for loading and maintenance of complex net fares. Travel related software product Entry splits the loading process into 4 modules, which are Rule, Routing, Fare and Ticket.

RULE MODULE
Loading of principal conditions and rules of a contract. The following information, among others, can be loaded:

-     General Mark-up Systems
-     Airlines
-     Fare types (IT, PEX, etc.)


FARE MODULE

The fare module creates the prices. After entering city pairs or groups of city pairs with the appropriate fares, rule and routing modules are linked to the fare sheets.

Intelligent functionalities, such as recalculate all fares enable the user to change all fares, rules and routing in a database with just 3-4 mouse clicks. This guarantees fast and flexible loading.



The following criteria will be checked by the Automation in an ideal working environment:

-     Finding the cheapest fare
-     Minimum and maximum stay within a fare
-     Stopover
-     Via-listing
-     Combinations / Open jaws
-     Seasonality
-     Code sharing
-     Defining the point of turnaround on roundtrips
-     Free segments within a routing
-     Etc.

TRAVEL RELATED SOFTWARE PRODUCTS QUERY

Travel related software products Query are the counterparts to Travel related software products Entry to ensure fast and easy fare retrievals.
THE FOLLOWING SEARCH CRITERIA ARE SUPPORTED:

-     Various origins, single destination
-     Departure date +- search tolerance
-     Stay or return flight
-     Airlines or groups of airlines
-     Stopovers
-     Roundtrip, One ways, Single-Open jaw, Double-Open jaw
-     Cabin classes (Economy, Business, First)
-     Rail & Fly
-     Passenger-Types (Youth, Seniors, Partner, etc.)

The result will be displayed even on slow LANs and PCs within seconds.
All necessary information, such as feeder, long haul, add-on, stopovers, vias, price (marked up or net) will be shown. Additional information is simply one mouse click away in the remark section to show reductions, taxes, rebooking fees, etc.


AVAILABILITY AND BOOKINGS
Travel related software products Query comes with a Worldspan CRS interface, which supports links into a CRS via a CRS plug in. This enables availability checks and booking directly from the fares screen. The booking functionality supports all relevant information and is completely controllable with your mouse.